                                                                 EXHIBIT (2)


                   Auction Market Preferred Shares, Series A

NUMBER                                                             ______ SHARES
1

                     MUNIHOLDINGS FLORIDA INSURED FUND III

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS                 SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                         CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY             CUSIP #

THIS CERTIFIES THAT

                               CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE AUCTION MARKET PREFERRED SHARES OF BENEFICIAL INTEREST, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                     MUNIHOLDINGS FLORIDA INSURED FUND III

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisionsof the Declaration of Trust, dated June 10, 1998 (a copy of which has been filed with the Secretaryof State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendmentsfrom time to timer made thereto. The Declaration of Trust provides that the name MuniHoldings FloridaInsured Fund III refers to the Trustees under the Declaration collectively as Trustees and not asindividuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may beheld to any personal liability, nor may resort be had to their private property for the satisfaction ofany obligation or claim otherwise in connection with the affairs of the Trust but the Trust property onlyshall be liable.

IN WITNESS WHEREOF, MUNIHOLDINGS FLORIDA INSURED FUND III HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:      , 1998

Countersigned and Registered:
     IBJ SCHRODER BANK & TRUST COMPANY           -----------------------------
     (New York)         Transfer Agent           Vice President

     By:
        ---------------------------              -----------------------------
         Authorized Signature                    Secretary

THE TRANSFER OF THE AUCTION MARKET PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE TRUST'S CERTIFICATE OF DESIGNATION. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                     MUNIHOLDINGS FLORIDA INSURED FUND III

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--_______   Custodian ______
TEN ENT-- as tenants by the entireties                        (Cust)             (Minor)
JT TEN  --  as joint tenants with right      under Uniform Gifts to
of survivorship and not as                   Minors Act _________
tenants in common                                        (State)

     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
--------------------------------------------------------------------------------
|                                                                              |
--------------------------------------------------------------------------------

________________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________

                    ____________________________________________
           NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                   EXHIBIT 99(g)


                   Auction Market Preferred Shares, Series B

NUMBER                                                             ______ SHARES
1

                     MUNIHOLDINGS FLORIDA INSURED FUND III

ORGANIZED AS A BUSINESS TRUST UNDER THE LAWS                 SEE REVERSE FOR
OF THE COMMONWEALTH OF MASSACHUSETTS                         CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY             CUSIP #

THIS CERTIFIES THAT

                                  CEDE & CO.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE AUCTION MARKET PREFERRED SHARES OF BENEFICIAL INTEREST, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                     MUNIHOLDINGS FLORIDA INSURED FUND III

TRANSFERABLE ON THE BOOKS OF SAID TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Declaration of Trust, dated June 10, 1998 (a copy of which has been filed with the Secretary of State of the Commonwealth of Massachusetts), and of the By-Laws of the Trust and of all the amendments from time to timer made thereto. The Declaration of Trust provides that the name MuniHoldings Florida Insured Fund III refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim otherwise in connection with the affairs of the Trust but the Trust property only shall be liable.

IN WITNESS WHEREOF, MUNIHOLDINGS FLORIDA INSURED FUND III HAS CAUSED ITS SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:  _________, 1998

Countersigned and Registered:
      IBJ SCHRODER BANK & TRUST COMPANY         ------------------------------
      (New York)      Transfer Agent            Vice President

By:
    --------------------------------            ------------------------------
      Authorized Signature                      Secretary

THE TRANSFER OF THE AUCTION MARKET PREFERRED SHARES REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE TRUST'S CERTIFICATE OF DESIGNATION. THE TRUST WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE TRUST.

                     MUNIHOLDINGS FLORIDA INSURED FUND III

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of shares of beneficial interest which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes and series, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common              UNIF GIFT MIN ACT--_______   Custodian ______
TEN ENT-- as tenants by the entireties                        (Cust)             (Minor)
JT TEN  --  as joint tenants with right      under Uniform Gifts to
of survivorship and not as                   Minors Act _________
tenants in common                                        (State)

     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

Please insert social securities or other identifying number of assignee
--------------------------------------------------------------------------------
|                                                                              |
--------------------------------------------------------------------------------

________________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated:________________________

                    ____________________________________________
           NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.


                                       1